SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 13, 1996


                       HUGHES SUPPLY, INC.
     (Exact name of registrant as specified in its charter)



   Florida                001-08772                  59-0559446
(State or other          (Commission              (IRS Employer
jurisdiction of         File Number)              Identification No.)
incorporation)



 20 North Orange Avenue, Suite 200, Orlando, Florida      32801
  (Address of principal executive offices)              (Zip Code)



Registrant's Telephone Number, Including Area Code (407) 841-4755



                               N/A
 (Former name or former address, if changed since last report.)



Item 2. Acquisition or Disposition of Assets.

          (a) On March 27, 1996, Hughes Supply, Inc., a Florida corporation (the "Registrant"), entered into an Asset Purchase Agreement (the "Agreement") to acquire substantially all of the assets, properties and business of PVF Holdings, Inc., a Delaware corporation ("PVF"), and its subsidiaries and to assume certain of its liabilities (the "PVF Acquisition").
     The closing (the "Closing") of the transactions contemplated by the Agreement occurred on May 13, 1996 (the "Closing Date").

          PVF, a privately owned company headquartered in Houston, Texas, is a specialty distributor of stainless steel and nickel alloy based pipe, valve and fitting products to industrial customers, and conducts its business through its principal subsidiaries Southwest Stainless, Inc., a Texas corporation ("Southwest"), Multalloy Products, Inc., a New Jersey corporation ("Multalloy NJ"), Multalloy, Inc., a Texas corporation ("Multalloy TX"), and Houston Products Machine, Inc., a Texas corporation ("HPM"). The Agreement is between Jemison Investment Co., Inc., a Delaware corporation and the parent company of PVF ("Jemison"), PVF, Southwest, Multalloy NJ, Multalloy TX and HPM (Southwest, Multalloy NJ, Multalloy TX and HPM are herein referred to as the "Sellers"), and the Registrant.

          The Registrant acquired substantially all of the assets of Sellers on the Closing Date (the "Purchased Assets"), all as further described in the Agreement, and assumed certain obligations of the Sellers (the "Assumed Obligations"). At Closing the Registrant paid to the Sellers a base price of Ninety Three Million Dollars ($93,000,000) (the "Base Price") which was paid at Closing as follows: (i) cash in the amount of $44.4 million; (ii) a note in the amount of $30,000,000 (the "Note"); and (iii) issued 669,956 shares of the Registrant's common stock having an agreed upon value of Eighteen Million Six Hundred Thousand Dollars ($18,600,000). In addition, at Closing the Registrant paid $6,436,359.37 of the Sellers' bank debt and assumed certain other obligations. The cash at Closing and the refinancing of the bank debt assumed at Closing was provided through interim financing provided by certain members of the Registrant's existing bank syndication group through a bridge loan in the original principal amount of $55,000,000. The Base Price is subject, following the Closing, to an upward or downward adjustment, payable 80% in cash and 20% in the Registrant's common stock at the agreed upon value, to the extent the difference between the net book value of the assets acquired and the liabilities assumed is greater than or less than $32,500,000.

          The Base Price and the adjustments thereto were determined by the Registrant through negotiations with the Sellers, PVF and Jemison.

          Prior to Closing there was no material relationship between the Sellers and the Registrant, or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer. Following the Closing, the Sellers held 669,956 shares of the Registrant's common stock.

          (b) The Purchased Assets (as defined in the Agreement) acquired by the Registrant were used by the Sellers in the distribution of stainless steel and other metal alloy products. The Registrant intends to continue such use.

Item 7.   Financial Statements and Exhibits.

     The following financial statements, proforma financial information and exhibits are filed as part of this Report:

     (a)  Financial statements of business acquired.

          Consolidated financial statements of PVF Holdings, Inc. and its subsidiaries (incorporated by reference from pages F-20 through F-30 of Form S-3 Registration Statement No. 333-02215 filed April 3, 1996; incorporated by reference from pages F-20 through F-30 of Amendment No. 1 to Form S-3 Registration Statement No. 333-02215 filed April 22, 1996; incorporated by reference from pages F-20 through F-30 of Amendment No. 2 to Form S-3 Registration Statement No. 33-02215 filed May 16, 1996).

     (b)  Proforma financial information.

          Proforma financial information relative to acquisition of PVF Holdings, Inc., and its subsidiaries (incorporated by reference from pages 11 through 15 of Form S-3 Registration Statement No. 333-02215 filed April 3, 1996; incorporated by reference from pages 11 through 15 of Amendment No. 1 to Form S-3 Registration Statement No. 333-02215 filed April 22, 1996; incorporated by reference from pages 11 through 15 of Amendment No. 2 to Form S-3 Registration Statement No. 33-02215 filed May 16, 1996)

     (c)  Exhibits.

     1.   Not applicable.

     2. Asset Purchase Agreement dated March 27, 1996, by and among Hughes Supply, Inc., Jemison Investment Co., Inc., PVF Holdings, Inc., Southwest Stainless, Inc., Multalloy, Inc. (New Jersey), Multalloy, Inc. (Texas), and Houston Products & Machine, Inc. (Incorporated by reference from
          Exhibit 2 of Form S-3 Registration Statement No. 33-02215 filed April 3, 1996).

     4.1 Specimen Common Stock Certificate representing shares of Common Stock (Incorporated by reference from Exhibit 4.2 of Form 10-Q for the quarter ended October 31, 1984).

     4.2 Resolution Approving and Implementing Shareholder Rights Plan (Incorporated by reference from Exhibit 4.4 of Form 8-K dated May 17, 1988).

     4.3 Articles of Incorporation (Incorporated by reference from Exhibit 3.1 of Form 10-Q for the quarter ended July 31,
          1994).

     4.4  Composite Bylaws (Incorporated by reference from Exhibit
          3.2 of Form 10-Q for the quarter ended July 31, 1994).

     16.  Not applicable.

     17.  Not applicable.

     20.  Not applicable.

     23.  Consent of Deloitte & Touche LLP.

     24.  Not applicable.

     27.  Not applicable.

     99.  Not applicable.

                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HUGHES SUPPLY, INC.


Date:  May 24, 1996                By:/s/ J. Stephen Zepf
                                      J. Stephen Zepf,
                                      Treasurer and Chief Financial
                                      Officer







            INDEX OF EXHIBITS FILED WITH THIS REPORT


23.  Consent of Deloitte & Touche LLP